Exhibit 10.1




                           INDEMNIFICATION AGREEMENT


                                     among


                       FINANCIAL SECURITY ASSURANCE INC.,


                            NOVASTAR MORTGAGE, INC.,


                   NOVASTAR MORTGAGE FUNDING CORPORATION II,


                     RESIDENTIAL ASSET FUNDING CORPORATION,


                NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1,


                                      and


                         WHEAT FIRST SECURITIES, INC.,
                                 acting through
                          FIRST UNION CAPITAL MARKETS,
                                 a division of
                          WHEAT FIRST SECURITIES, INC.


                          Dated as of January 22, 1999

                                $160,000,000 of
                  NovaStar Home Equity Loan Asset-Backed Bonds
                   Series 1999-1, Class A-1, A-2, A-3 and A-4

                               TABLE OF CONTENTS

                                                                                      Page
Section 1.      Definitions ........................................................    3
Section 2.      Representations, Warranties and Agreements of Financial Security....    4
Section 3.      Representations, Warranties and Agreements of the Underwriter.......    7
Section 4.      Indemnification ....................................................    8
Section 5.        Indemnification Procedures .......................................    8
Section 6.      Contribution .......................................................    9
Section 7.      Miscellaneous.......................................................   10
Section 8.      Limitation of Liability of Owner Trustee............................   12


EXHIBIT

Exhibit A       Opinion of General Counsel


                           INDEMNIFICATION AGREEMENT


        INDEMNIFICATION AGREEMENT dated as of January 22, 1999 among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), NOVASTAR MORTGAGE, INC. (the "Company"), NOVASTAR MORTGAGE FUNDING CORPORATION II (the "Transferor"), RESIDENTIAL ASSET FUNDING CORPORATION (the "Depositor"), NOVASTAR MORTGAGE FUNDING TRUST, SERIES 1999-1 (the "Issuer"), and WHEAT FIRST SECURITIES, INC., acting through FIRST UNION CAPITAL MARKETS, a division of WHEAT FIRST SECURITIES, INC. (the "Underwriter"):

        Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings provided below:

        "Agreement" means this Indemnification Agreement, as amended from time to time.

        "Company Party" means any of the Company, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

        "Depositor Party" means any of the Depositor, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

        "Financial Security Agreements" means this Agreement and the Insurance Agreement.

        "Financial Security Information" has the meaning provided in Section 2(g) hereof.

        "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

        "Indemnified Party" means any party entitled to any indemnification pursuant to Section 4 hereof.

        "Indemnifying Party" means any party required to provide indemnification pursuant to Section 4 hereof.

        "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of January 1, 1999, by and among Financial Security, the Company, the Depositor, the Transferor, and the Issuer.

        "Losses" means the sum of (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or actual expenses reasonably incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitles such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), and (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

        "Offering Document" means the Prospectus and any amendments or supplements thereto and any other material or documents delivered by the Underwriter to any Person in connection with the offer or sale of the Securities.

        "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other organization or entity (whether governmental or private).

        "Policy" means the financial guaranty insurance policy delivered by Financial Security with respect to the Securities.

        "Prospectus" means the Prospectus dated November 10, 1998 and the Prospectus Supplement dated January 22, 1999 of the Depositor relating to the Securities.

        "Securities" means the Class A Bonds issued pursuant to an Indenture, dated as of January 1, 1999 (the "Indenture"), by and among the Issuer, First Union National Bank (the "Trust Administrator"), and The Chase Manhattan Bank (the "Indenture Trustee").

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Underwriter Information" has the meaning provided in Section 3(c) hereof.

        "Underwriter Party" means the Underwriter, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

        "Underwriting Agreement" means the underwriting agreement, dated January 22, 1999, between the Depositor and the Underwriter in respect of the Securities.


        Section 2. Representations, Warranties and Agreements of Financial Security. Financial Security represents, warrants and agrees, as of the date hereof and as of the Closing Date, as follows:

        (a) Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

        (b) Authorization, Etc. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

        (c) Validity, Etc. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

        (d) Exemption From Registration. The Policy is exempt from registration under the Securities Act.

        (e) No Conflicts. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security or result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Securities and Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

        (f) Financial Information. The consolidated balance sheets of Financial Security as of December 31, 1997 and the related consolidated statements of income, changes in shareholder's equity and cash flows for the fiscal year then ended and the interim consolidated balance sheet of Financial Security, as of September 30, 1998, and the related statements of income, changes in shareholder's equity and cash flows for the fiscal quarter then ended, furnished by Financial Security for use in the Prospectus, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

        (g) Financial Security Information. The information in the Prospectus Supplement set forth under the caption "The Bond Insurer" and the information incorporated therein by reference (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of the Prospectus Supplement and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

        (h) Additional Information. Financial Security will furnish to the Underwriters, the Company or the Depositor, upon request of the Underwriters, the Company or the Depositor, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments); provided, however, that, if the Underwriters, the Company or the Depositor shall require a manually signed report or consent of Financial Security's auditors in connection with such financial statements, such report or consent shall be at the expense of the Underwriters, the Company or the Depositor, as the case may be. In addition, if the delivery of a Prospectus relating to the Securities is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities, the Depositor or the Underwriters will notify Financial Security of such requirement to deliver a Prospectus and Financial Security will promptly provide the Underwriters and the Depositor with any revisions to the Financial Security Information that are in the judgment of Financial Security necessary to prepare an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission.

        (i) Opinion of Counsel. Financial Security will furnish to the Depositor, the Underwriters and the Company on the closing date for the sale of the Securities an opinion of its General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Depositor, the Underwriters and the Company.

        (j) Consents and Reports of Independent Accountants. Financial Security will furnish to the Underwriters, the Company and the Depositor, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance Agreement, a copy of the Prospectus, including either a manually signed consent or a manually signed report of Financial Security's independent accountants and
(ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

        Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its claims-paying ability by Standard & Poor's, a division of The McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch, IBCA or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Prospectus and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

        Section 3. Representations, Warranties and Agreements of the Underwriter. The Underwriter represents, warrants and agrees, as of the date hereof and as of the Closing Date, as follows:

        (a) Compliance With Laws. The Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Prospectus.

        (b) Offering Document. The Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the information in respect of Financial Security included in the Prospectus. Each Offering Document will include the following statement: "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law". Each Offering Document including financial information with respect to Financial Security prepared in accordance with generally accepted accounting principles will include the following statement immediately preceding such financial information: "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principals in making such determinations."

        (c) Underwriter Information. The following information constitutes the only information furnished by the Underwriter (the "Underwriter Information"):
(i) the statements set forth in the first two sentences of the last paragraph of the front cover of the Prospectus Supplement; (ii) the statements set forth under the heading "Method of Distribution"; and (iii) the statements set forth in materials delivered by the Underwriter to the Depositor within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association and filed by the Depositor with the Commission in the Current Report or Reports on Form 8-K (the "Form 8-K"), to the extent not directly attributable to or arising out of untrue statements, errors or omissions in the information with respect to the Mortgage Loans (as defined in the Indenture) as provided by the Company. Within such limited scope of disclosure, however, as of the date of the Prospectus and as of the date hereof, the Underwriter Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

        Section 4.      Indemnification.

        (a) Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Depositor Party, each Company Party, and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Depositor Party, Company Party, or Underwriter Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

        (b) The Underwriter agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party and each Company Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Underwriter's breach of any of its representations, warranties or agreements set forth in Section 3 hereof and (ii) any and all Losses to which any Financial Security Party or any Company Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information included therein.

        (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

        Section 5. Indemnification Procedures. Except as provided below in
Section 6 with respect to contribution or in Section 7(e), the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Party, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Indemnifying Party, (b) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnifying Party (it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Depositor Parties, one such firm for all Company Parties, one such firm for all Underwriter Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Depositor in respect of the Depositor Parties, by the Company in respect of the Company Parties, by the Underwriter in respect of the Underwriter Parties and by Financial Security in respect of the Financial Security Parties), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Party and all such fees and expenses will be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

        Section 6.      Contribution.

        (a) To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement on the basis of the relative fault of each of the parties as set forth in Section 6(b) below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.
        (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the

Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

        (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information, the Underwriter shall be solely responsible for the Underwriter Information and that, as and to the extent provided in the Insurance Agreement, the balance of the Offering Document shall be the responsibility of the Company and the Depositor.

        (d) Notwithstanding anything in this Section 6 to the contrary, the Underwriter shall not be required to contribute an amount greater than the total discount received by it from the Depositor in respect of the Securities underwritten by the Underwriter.

        (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

        (g) The provisions relating to contribution set forth in this Section 6 do not limit the rights of any party to indemnification under Section 4.

        Section 7.      Miscellaneous.

        (a) Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto.

If to Financial Security:

        Financial Security Assurance Inc.
        350 Park Avenue
        New York, New York  10022
        Attention:  Surveillance Department
        Re:  NovaStar Home Equity Loan Asset-Backed Bonds, Series 1999-1,
              Class A-1, A-2, A-3 and A-4

If to the Company:

        NovaStar Mortgage, Inc.
        1900 West 47th Place
        Suite 205
        Westwood, KS  66205
        Attn: David J. Lee
        Telecopy No.: (913) 362-1090
        Confirmation: (913) 362-1011

If to the Transferor:

        NovaStar Mortgage Funding Corporation II
        1900 West 47th Place
        Suite 205
        Westwood, KS  66205
        Attn: David J. Lee
        Telecopy No.: (913) 362-1090
        Confirmation: (913) 362-1011

If to the Depositor:

        Residential Asset Funding Corporation
        c/o Wheat First Securities, Inc.
        acting through First Union Capital Markets,
        a division of Wheat First Securities, Inc.
        One First Union Center
        301 South College Street
        Charlotte, NC  38288
        Attn: Evan Peverley

If to the Issuer:

        NovaStar Mortgage Funding Trust, Series 1999-1
        c/o Wilmington Trust Company
        Rodney Square North
        1100 North Market Street
        Wilmington, DE  19890
        Attn: Corporate Trust Administration
        Telecopy No.: (302) 651-8882

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If to the Underwriter:

        Wheat First Securities, Inc.,
        acting through
        First Union Capital Markets,
        a division of
        Wheat First Securities, Inc.
        -------------------------


        (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof.

        (c) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

        (d) Amendments. Amendments to this Agreement shall be in writing signed by each party hereto.

        (e) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Company, the Depositor or the Underwriter under the Underwriting Agreement or the Insurance Agreement, as applicable.

        (f) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

        Section 8. Limitation of Liability of Owner Trustee. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust. In no event shall Wilmington Trust Company or the Owner Trustee have any liability with respect to the representations, warranties, or obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement, the Owner Trustee and Wilmington Trust Company shall be entitled to the benefits of the Trust Agreement

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                      FINANCIAL SECURITY ASSURANCE INC.

                                      By:     /s/ David Williams
                                            ---------------------

                                      Name:  David Williams
                                           -----------------

                                      Title:    Managing Director
                                              --------------------



NOVASTAR MORTGAGE, INC.                NOVASTAR MORTGAGE FUNDING TRUST
                                       SERIES 1999-1


By: /s/ David J. Lee                    By:  /s/ Patricia A. Evans
   -----------------                         ---------------------
Title: Authorized Signer                Title:  Financial Services Officer
      -------------------                       --------------------------



NOVASTAR MORTGAGE FUNDING               WHEAT FIRST SECURITIES, INC.,
CORPORATION II                           acting through

                                        FIRST UNION CAPITAL MARKETS, a division
By:   /s/ Rodney E. Schwatken           of WHEAT FIRST SECURITIES, INC.
      -----------------------
Title: Vice President
      ----------------
                                        By:   /s/ Carolyn Eskridge
                                             ----------------------

                                        Title:  Senior Vice President
                                              -----------------------





                                        RESIDENTIAL ASSET FUNDING CORPORATION



                                        By:  /s/ Shanker Merchant
                                            ----------------------

                                        Title:  Authorized Signer
                                              -------------------

                                   EXHIBIT A

                           OPINION OF GENERAL COUNSEL


        Based upon the foregoing, I am of the opinion that:


        1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

        2. The Policy and the Agreements have been duly authorized, executed and delivered by Financial Security.

        3. The Policy and the Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

        4. The Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").

        5. Neither the execution or delivery by Financial Security of the Policy or the Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the by-laws of Financial Security or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

        In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Bond Insurer" in the Prospectus Supplement dated January 22, 1999 (the "Prospectus Supplement") of the Depositor with respect to the Securities. The information provided in the Prospectus Supplement with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Act in connection with a public offering and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the Prospectus Supplement or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that I express no opinion with respect to any financial statements or other financial information contained or referred to therein).



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